                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                         FOREST CITY ENTERPRISES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                          FOREST CITY ENTERPRISES, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 11, 2002


NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Forest City Enterprises, Inc. will be held in the 6th floor Ballroom of the Ritz-Carlton Hotel, Tower City Center, 1515 West Third Street, Cleveland, Ohio 44113, on Tuesday, June 11, 2002 at 2:00 p.m., local time, for the purpose of considering and acting upon:

        (1) The election of thirteen (13) directors, each to hold office until the next annual shareholders' meeting and until a successor shall be elected and qualified. Four (4) directors will be elected by holders of Class A Common Stock and nine (9) by holders of Class B Common Stock.

        (2) The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 31, 2003.

        (3) Such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on April 15, 2002 will be entitled to notice of and to vote at such annual meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS

                                          Thomas G. Smith, Secretary






Cleveland, Ohio
April 30, 2002


IMPORTANT: IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING.
           WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE MARK, DATE AND SIGN THE APPROPRIATE ENCLOSED PROXY OR PROXIES AND SEND THEM BY RETURN MAIL IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                         FOREST CITY ENTERPRISES, INC.

                                 PROXY STATEMENT
                     SOLICITATION AND REVOCATION OF PROXIES

The enclosed Proxy or Proxies relating to shares of Class A Common Stock and Class B Common Stock are solicited on behalf of the Board of Directors of Forest City Enterprises, Inc. (the "Company") for use at the annual meeting of shareholders to be held on Tuesday, June 11, 2002 at 2:00 p.m., local time, in the 6th floor Ballroom of the Ritz Carlton Hotel, Tower City Center, 1515 West Third Street, Cleveland, Ohio 44113. This Proxy Statement and related form of proxy are being first sent to shareholders on or about April 30, 2002. A shareholder giving a Proxy may revoke it by notifying the Secretary of the Company in writing or at the annual meeting, without affecting any vote previously taken.

                      OUTSTANDING SHARES AND VOTING RIGHTS

As of April 15, 2002, the record date fixed for the determination of shareholders entitled to vote at the annual meeting, there were outstanding 35,222,532 shares of Class A Common Stock, par value $.33 1/3 per share, and 14,333,307 shares of Class B Common Stock, par value $.33 1/3 per share, of the Company (collectively "Common Stock"). At the annual meeting, the holders of Class A Common Stock will be entitled as a class to elect four (4) directors, and will be entitled to one vote per share for this purpose. Michael P. Esposito, Jr., Joan K. Shafran, Louis Stokes and Stan Ross have been nominated for election to serve as these directors. At the annual meeting, the holders of Class B Common Stock will be entitled as a class to elect nine (9) directors and will be entitled to one vote per share for this purpose. Albert B. Ratner, Samuel H. Miller, Charles A. Ratner, James A. Ratner, Jerry V. Jarrett, Ronald
A. Ratner, Scott S. Cowen, Brian J. Ratner and Deborah Ratner Salzberg have been nominated for election to serve as these directors. Except for the election of directors, the holders of Class A Common Stock and Class B Common Stock will vote together on all other matters presented at the meeting and will be entitled to one (1) vote per share of Class A Common Stock and ten (10) votes per share of Class B Common Stock held of record.

If notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than forty-eight hours before the time fixed for the holding of the meeting that such shareholder desires cumulative voting with respect to the election of directors by a class of shareholders to which the holder belongs, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each holder of shares of that class will have the right to accumulate such voting power as the holder possesses at such election with respect to shares of that class. Each holder of shares of Class A Common Stock or Class B Common Stock, as the case may be, will have as many votes as equal the number of shares of that class of Common Stock owned by that holder multiplied by the number of directors to be elected by the holders of that class of Common Stock. These votes may be distributed among the total number of directors to be elected by the holders of that class of common stock or distributed among any lesser number, in such proportion as the holder may desire.

Under Ohio law and the Company's Articles of Incorporation, broker non-votes and abstaining votes will be counted for purposes of determining whether a quorum is present at the annual meeting, but will not be counted in favor of or against any nominee for election to the Board of Directors of the Company. Abstentions will be counted as cast with respect to a proposal and have the same effect as votes against the ratification of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending January 31, 2003. Broker non-votes will not be counted as cast for any proposal.

                              ELECTION OF DIRECTORS

It is intended that proxies will be voted for the election of the nominees named in the table below as directors of the Company unless authority is withheld. Each is to serve until the next annual shareholders' meeting and until their successor is elected and qualified. In the event any one or more of such nominees unexpectedly becomes unavailable for election, proxies will be voted in accordance with the best judgment of the proxy holder. All nominees are presently directors of the Company.

At March 1, 2002, the Ratner, Miller and Shafran Families, which include members of the Company's current Board of Directors and certain executive officers ("Family Interests"), owned 74.6% of the Class B Common Stock. RMS, Limited Partnership ("RMSLP"), which owned 74.3% of the Class B Common Stock outstanding as of the record date, is a limited partnership, comprised of the Family Interests, with eight individual general partner positions, currently consisting of: Samuel H. Miller, Co-Chairman of the Board of Directors and Treasurer of the Company; Charles A. Ratner, President and Chief Executive Officer of the Company and Director; Ronald A. Ratner, Executive Vice President of the Company and Director; Brian J. Ratner, Executive Vice President - East Coast Development of the Company and Director; Deborah Ratner Salzberg, Vice President - Forest City Residential Group, Inc., a subsidiary of the Company, and Director; Joan K. Shafran, Director; Joseph Shafran; and Abraham Miller. Joan K. Shafran is the sister of Joseph Shafran. Charles A. Ratner, James A. Ratner and Ronald A. Ratner are brothers. Albert B. Ratner is the father of Brian J. Ratner and Deborah Ratner Salzberg and is first cousin to Charles A. Ratner, James A. Ratner, Ronald A. Ratner, Joan K. Shafran and Joseph Shafran. Samuel H. Miller was married to Ruth Ratner Miller (now deceased), a sister of Albert B. Ratner, and is the father of Abraham Miller.

Under the partnership agreement of RMSLP ("Agreement"), the voting power of the general partners representing a family branch is determined by dividing the interest of the family branch they represent by the aggregate interests of all family branches. The voting power of the general partner or general partners representing a family branch may not be divided or apportioned but must be voted together as a whole. If the general partners representing a family branch are unable to agree on how to vote that branch, the total voting power of the other general partners is computed without reference to the voting power otherwise available to that family branch. General partners holding 60% of the total voting power (excluding the voting power of a family branch, if any, unable to agree on how to vote on a particular matter) of RMSLP determine how to vote the Class B Common Stock of Forest City Enterprises, Inc. held by RMSLP.

At March 1, 2002, members of the Family Interests collectively owned 27.7% of the Class A Common Stock. The following table includes the shares of Class B Common Stock held by RMSLP at March 1, 2002, under the Agreement voted by the general partners of RMSLP, who under Rule 13d-3 of the Securities Exchange Act of 1934, are deemed to be the beneficial owners of those shares of Class B Common Stock:

                                                                                                   Percent of
                                                            Shares of Class B                        RMSLP's
                                Name of                        Common Stock                    Holdings of Class B
Family Branch                 General Partners              Held through RMSLP                    Common Stock
---------------------------------------------------------------------------------------------------------------------
Max Ratner                    Charles A. Ratner                 4,689,272                             44.0%
                              Ronald A. Ratner

Albert Ratner                 Brian J. Ratner                   2,487,956                             23.4%
                              Deborah Ratner Salzberg

Samuel H. Miller              Samuel H. Miller                    850,803                              8.0%

Shafran                       Joan K. Shafran                   1,865,404                             17.5%
                              Joseph Shafran

Ruth Miller                   Abraham Miller                      760,960                              7.1%

                                                             -------------                        -------------
   Total                                                       10,654,395                            100.0%
                                                             =============                        =============


The following table sets forth the beneficial ownership of shares of Class A and Class B Common Stock as of March 1, 2002 of each director, nominee, other named executive officer and all directors and executive officers as a group. Except as otherwise noted, each person has had the principal occupation shown for at least the last five years.


                                                                                 Number of Shares of Common
                                                                                  Stock Beneficially Owned
                                                                  ---------------------------------------------------------
                                                                                                  Combined
                                                                                                    Class
                                                                     Class A                      A and B      Percent
                             Occupation                 Director      Common        Percent        Common         of
     Name                     and Age                     Since     Stock (h,j)   of Class (h)  Stock (i,j)   Class (i)
---------------------------------------------------------------------------------------------------------------------------
NOMINEES
(a)  Michael P.     Chairman  of XL Capital Ltd.          1995         44,754         0.13%           44,754      0.13%
     Esposito, Jr.  (f/k/a Exel Limited) (insurance);                      (1)
                    Retired Executive Vice
                    President - Chief Control
                    Compliance and
                    Administrative Officer,
                    The Chase Manhattan
                    Bank, N.A. (banking).
                    Director of Annuity & Life Ltd.
                    (insurance).  Age 62. (c,d,e)

(a)  Joan K.        Executive Managing                    1997        530,304         1.51%       11,191,449     24.43%
     Shafran        Partner, The Berimore Co.                              (2)          (2)           (2)(3)        (2)
                    (investments); Principal
                    and President of the Board,
                    Do While Studio (art and
                    technology nonprofit).
                    Age 54.



                                                        Number of Shares of Common
                                                         Stock Beneficially Owned
                                                       ----------------------------

                                                            Class B
                             Occupation                     Common         Percent
     Name                     and Age                       Stock         of Class
-----------------------------------------------------------------------------------
NOMINEES
(a)  Michael P.     Chairman  of XL Capital Ltd.               -             -
     Esposito, Jr.  (f/k/a Exel Limited) (insurance);
                    Retired Executive Vice
                    President - Chief Control
                    Compliance and
                    Administrative Officer,
                    The Chase Manhattan
                    Bank, N.A. (banking).
                    Director of Annuity & Life Ltd.
                    (insurance).  Age 62. (c,d,e)

(a)  Joan K.        Executive Managing                     10,661,145     74.35%
     Shafran        Partner, The Berimore Co.                     (3)
                    (investments); Principal
                    and President of the Board,
                    Do While Studio (art and
                    technology nonprofit).
                    Age 54.


                                                                               Number of Shares of Common
                                                                                Stock Beneficially Owned
                                                                 --------------------------------------------------------
                                                                                                  Combined
                                                                                                    Class
                                                                     Class A                      A and B      Percent
                             Occupation                 Director      Common        Percent        Common         of
     Name                     and Age                     Since     Stock (h,j)   of Class (h)  Stock (i,j)   Class (i)
-------------------------------------------------------------------------------------------------------------------------
(a)  Louis          Attorney, Squire, Sanders, &          1999          4,680         0.01%           4,680        0.01%
     Stokes         Dempsey since 1999 (law);                             (4)
                    Retired Member of The United
                    States Congress.  Director of
                    American Stone (stone).
                    Age 77. (d,e)

(a)  Stan Ross      Retired Vice Chairman/Special         1999          1,875         0.01%           1,875        0.01%
                    Consultant of Ernst & Young LLP                       (5)
                    (accounting & consulting);
                    Chairman of the Board of USC
                    Lusk Center for Real Estate
                    (education). Age 66. (d)

(b)  Albert B.      Co-Chairman of the                    1960      1,081,146         3.08%       1,085,254        3.09%
     Ratner         Board of Directors of the                             (6)           (6)          (6)(7)         (6)
                    Company since June 1995;
                    Vice Chairman of the Board
                    of the Company from June
                    1993 to June 1995; Chief
                    Executive Officer prior to
                    July 1995 and President
                    prior to July 1993.  Director
                    of RPM, Inc. (lubricants).
                    Age 74. (f)

(b)  Samuel H.      Co-Chairman of the                    1960      1,561,702         4.44%      12,216,097       26.67%
     Miller         Board of Directors                                    (8)                        (8)(9)
                    of the Company since
                    June 1995; Chairman of the
                    Board of the Company from
                    June 1993 to June 1995;
                    Vice Chairman of the
                    Board, Chief Operating
                    Officer of the Company
                    prior to June 1993;
                    Treasurer of the Company
                    since December 1992.
                    Age 80. (f)



                                                        Number of Shares of Common
                                                         Stock Beneficially Owned
                                                       ----------------------------


                                                           Class B
                             Occupation                    Common         Percent
     Name                     and Age                      Stock         of Class
----------------------------------------------------------------------------------
(a)  Louis          Attorney, Squire, Sanders, &                  -            -
     Stokes         Dempsey since 1999 (law);
                    Retired Member of The United
                    States Congress.  Director of
                    American Stone (stone).
                    Age 77. (d,e)

(a)  Stan Ross      Retired Vice Chairman/Special                 -            -
                    Consultant of Ernst & Young LLP
                    (accounting & consulting);
                    Chairman of the Board of USC
                    Lusk Center for Real Estate
                    (education). Age 66. (d)

(b)  Albert B.      Co-Chairman of the                        4,108         0.03%
     Ratner         Board of Directors of the                    (7)
                    Company since June 1995;
                    Vice Chairman of the Board
                    of the Company from June
                    1993 to June 1995; Chief
                    Executive Officer prior to
                    July 1995 and President
                    prior to July 1993.  Director
                    of RPM, Inc. (lubricants).
                    Age 74. (f)

(b)  Samuel H.      Co-Chairman of the                   10,654,395        74.30%
     Miller         Board of Directors                           (9)
                    of the Company since
                    June 1995; Chairman of the
                    Board of the Company from
                    June 1993 to June 1995;
                    Vice Chairman of the
                    Board, Chief Operating
                    Officer of the Company
                    prior to June 1993;
                    Treasurer of the Company
                    since December 1992.
                    Age 80. (f)


                                                                                Number of Shares of Common
                                                                                 Stock Beneficially Owned
                                                                 ---------------------------------------------------------
                                                                                                  Combined
                                                                                                    Class
                                                                     Class A                      A and B      Percent
                             Occupation                 Director      Common        Percent        Common         of
     Name                     and Age                     Since     Stock (h,j)   of Class (h)  Stock (i,j)   Class (i)
--------------------------------------------------------------------------------------------------------------------------
(b)  Charles A.     President of the Company             1972      3,225,934          9.15%       13,880,329     30.23%
     Ratner         since June 1993;  Chief                              (10)          (10)          (10)(11)      (10)
                    Executive Officer of the
                    Company since June 1995;
                    Chief Operating Officer
                    from June 1993 to June 1995;
                    Executive Vice President
                    prior to June 1993. Director of
                    American Greetings Corporation
                    (greeting cards), Cole National
                    Corporation (retail) and Cole
                    National Group Inc. (retail).
                    Age 60. (f)

(b)  James A.       Executive Vice President             1984      3,618,037         10.27%        3,618,037     10.27%
     Ratner         of the Company and                                   (12)          (12)          (12)(13)
                    President of Forest City
                    Rental Properties
                    Corporation,
                    a subsidiary of the
                    Company.
                    Age 57. (f)

(b)  Jerry V.       Retired Chairman                     1984         19,000          0.05%           19,000      0.05%
     Jarrett        and Chief                                            (14)
                    Executive Officer
                    of Ameritrust
                    Corporation (banking).
                    Age 70. (c,d,e)

(b)  Ronald A.      Executive Vice President             1985      1,425,335          4.05%       12,079,730     26.34%
     Ratner         of the Company and                                   (15)          (15)          (15)(16)      (15)
                    President of Forest
                    City Residential Group,
                    Inc., a subsidiary of the
                    Company. Age 55. (f)

(b)  Scott S.       President, Tulane University         1989         20,100          0.06%           20,100      0.06%
     Cowen          (education)  since July 1998;                        (17)
                    Dean and Professor
                    of Weatherhead School
                    of Management, Case
                    Western Reserve University
                    (education) prior to July 1998.
                    Director of JoAnn Stores, Inc.
                    (specialty retailing), Newell
                    Rubbermaid Corporation
                    (consumer products) and
                    American Greetings
                    Corporation (greeting cards).
                    Age 55. (c,d,e)



                                                    Number of Shares of Common
                                                     Stock Beneficially Owned
                                                    --------------------------


                                                       Class B
                             Occupation                Common         Percent
     Name                     and Age                  Stock         of Class
------------------------------------------------------------------------------
(b)  Charles A.     President of the Company         10,654,395      74.30%
     Ratner         since June 1993;  Chief                 (11)
                    Executive Officer of the
                    Company since June 1995;
                    Chief Operating Officer
                    from June 1993 to June 1995;
                    Executive Vice President
                    prior to June 1993. Director of
                    American Greetings Corporation
                    (greeting cards), Cole National
                    Corporation (retail) and Cole
                    National Group Inc. (retail).
                    Age 60. (f)

(b)  James A.       Executive Vice President                  -         -
     Ratner         of the Company and                      (13)
                    President of Forest City
                    Rental Properties
                    Corporation,
                    a subsidiary of the
                    Company.
                    Age 57. (f)

(b)  Jerry V.       Retired Chairman                           -         -
     Jarrett        and Chief
                    Executive Officer
                    of Ameritrust
                    Corporation (banking).
                    Age 70. (c,d,e)

(b)  Ronald A.      Executive Vice President         10,654,395      74.30%
     Ratner         of the Company and                      (16)
                    President of Forest
                    City Residential Group,
                    Inc., a subsidiary of the
                    Company. Age 55. (f)

(b)  Scott S.       President, Tulane University             -           -
     Cowen          (education)  since July 1998;
                    Dean and Professor
                    of Weatherhead School
                    of Management, Case
                    Western Reserve University
                    (education) prior to July 1998.
                    Director of JoAnn Stores, Inc.
                    (specialty retailing), Newell
                    Rubbermaid Corporation
                    (consumer products) and
                    American Greetings
                    Corporation (greeting cards).
                    Age 55. (c,d,e)

                                                                                        Number of Shares of Common
                                                                                         Stock Beneficially Owned
                                                                                 ----------------------------------------
                                                                                                  Combined
                                                                                                    Class
                                                                     Class A                      A and B      Percent
                             Occupation                 Director      Common        Percent        Common         of
Name                          and Age                     Since     Stock (h,j)   of Class (h)  Stock (i,j)   Class (i)
-------------------------------------------------------------------------------------------------------------------------
(b)  Brian J.       Executive Vice President - East      1993        291,715          0.83%      10,946,110     23.88%
     Ratner         Coast Development of the                             (18)        (18)           (18)(19)     (18)
                    Company since August 2000;
                    Senior Vice President - East
                    Coast Development from
                    January 1997 to August 2000; Vice
                    President- Urban Entertainment
                    from June 1995 to December
                    1996; Vice President of the
                    Company from May 1994 to June
                    1995 and an officer of various
                    subsidiaries. Age 44. (f)

(b)  Deborah        Officer of various                   1995         180,689          0.51%      10,835,084    23.65%
     Ratner         subsidiaries of the                                  (20)        (20)           (20)(21)     (20)
     Salzberg       Company.
                    Age 48. (f)

OTHER NAMED EXECUTIVE OFFICER

     Thomas G.      Executive Vice                                     30,242          0.09%         31,009      0.09%
     Smith          President  of the Company                            (22)
                    since October 2000;  Senior
                    Vice President prior to
                    October 2000;  Chief
                    Financial Officer and
                    Secretary of the
                    Company. Director
                    of Cleveland Region
                    Advisory Board, First
                    Merit Bank (banking).
                    Age 61. (f,g)

ALL DIRECTORS, NOMINEES AND EXECUTIVE
OFFICERS AS A GROUP (17 in number)                                  8,361,740        23.51%      19,028,649     41.15%
                                                                         (23)        (23)           (23)(24)     (23)



                                                         Number of Shares of Common
                                                          Stock Beneficially Owned
                                                         --------------------------


                                                             Class B
                             Occupation                      Common         Percent
Name                          and Age                        Stock         of Class
------------------------------------------------------------------------------------
(b)  Brian J.       Executive Vice President - East        10,654,395      74.30%
     Ratner         Coast Development of the                      (19)
                    Company since August 2000;
                    Senior Vice President - East
                    Coast Development from
                    January 1997 to August 2000; Vice
                    President- Urban Entertainment
                    from June 1995 to December
                    1996; Vice President of the
                    Company from May 1994 to June
                    1995 and an officer of various
                    subsidiaries. Age 44. (f)

(b)  Deborah        Officer of various                     10,654,395      74.30%
     Ratner         subsidiaries of the                           (21)
     Salzberg       Company.
                    Age 48. (f)

OTHER NAMED EXECUTIVE OFFICER

     Thomas G.      Executive Vice                               767        0.01%
     Smith          President  of the Company
                    since October 2000;  Senior
                    Vice President prior to
                    October 2000;  Chief
                    Financial Officer and
                    Secretary of the
                    Company. Director
                    of Cleveland Region
                    Advisory Board, First
                    Merit Bank (banking).
                    Age 61. (f,g)

ALL DIRECTORS, NOMINEES AND EXECUTIVE
OFFICERS AS A GROUP (17 in number)                         10,666,909      74.39%
                                                                  (24)





In early April 2002, twenty-three trusts and one limited liability partnership, which were established by some of the Company's executive officers and/or directors and other members of the Ratner, Miller and Shafran families, sold a total of 1,500,000 shares of Class A common stock in a public offering. Various directors listed in the above table had claimed beneficial ownership to some of these shares as of March 1, 2002. The following notes disclose on a pro forma basis what the directors' beneficial ownership percentage would have been had the sale occurred prior to March 1, 2002.

  (1) Includes 11,250 shares that were issuable upon the exercise of stock options vested at March 1, 2002 or vesting within 60 days thereafter.

  (2) Includes 303,677 shares of Class A Common Stock held in a partnership in which Joan K. Shafran has shared power of voting and disposition. Ms. Shafran has beneficial ownership of 223,252 shares of Class A Common Stock held in a trust for which she is trustee and has shared power of voting and disposition.

        Had the sale of Class A common stock that is described at the bottom of page 6 occurred prior to March 1, 2002, the beneficial ownership percentage at March 1, 2002 of Class A common stock would have been 0.09%, and the beneficial ownership percentage at March 1, 2002 of pro forma Class A common stock, assuming the Class B shares were converted, would have been 23.34%.

  (3) Includes 6,750 shares of Class B Common Stock held in a partnership in which Joan K. Shafran has shared power of voting and disposition. Ms. Shafran's beneficial ownership of the remaining 10,654,395 shares of Class B Common Stock reflects her status as a general partner of RMSLP. See discussion of RMSLP on page 2.

  (4) Includes 3,750 shares that were issuable upon the exercise of stock options vested at March 1, 2002 or vesting within 60 days thereafter.

  (5) Represents 1,875 shares that were issuable upon the exercise of stock options vested at March 1, 2002 or vesting within 60 days thereafter.

  (6) Albert B. Ratner has beneficial ownership of 566,032 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 270,903 shares for which he has sole power of voting and disposition. Mr. Ratner has beneficial ownership of 100,482 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees.

        Had the sale of Class A common stock that is described at the bottom of page 6 occurred prior to March 1, 2002, the beneficial ownership percentage at March 1, 2002 of Class A common stock would have been 2.69%, and the beneficial ownership percentage at March 1, 2002 of pro forma Class A common stock, assuming the Class B shares were converted, would have been 2.70%.

  (7) Does not reflect the following shares that Albert B. Ratner disclaims beneficial ownership of: 2,313,472 shares of Class B Common Stock held in trusts for which he is trustee and 190,488 shares held in trusts for which he is trust advisor, of which 1,208,339 shares are held in the Albert Ratner Family Branch of RMSLP, 1,031,791 shares are held in the Max Ratner Family Branch of RMSLP and 263,830 shares are held in the Ruth Miller Family Branch of RMSLP. See discussion of RMSLP on page 2.

  (8) Samuel H. Miller has beneficial ownership of 1,551,867 shares of Class A Common Stock held in trusts for which he is trustee and has sole power of voting and disposition.

  (9) Samuel H. Miller's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP on page 2.

 (10) Charles A. Ratner has beneficial ownership of 2,399,074 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Mr. Ratner has beneficial ownership of 224,968 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees. Includes 108,000 shares that were issuable upon the exercise of stock options vested at March 1, 2002 or vesting within 60 days thereafter.

        Had the sale of Class A common stock that is described at the bottom of page 6 occurred prior to March 1, 2002, the beneficial ownership percentage at March 1, 2002 of Class A common stock would have been 7.74%, and the beneficial ownership percentage at March 1, 2002 of pro forma Class A common stock, assuming the Class B shares were converted, would have been 29.15%.

 (11) Charles A. Ratner's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP on page 2.

 (12) James A. Ratner has beneficial ownership of 2,814,559 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Mr. Ratner has beneficial ownership of 35,436 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees. Includes 67,500 shares that were issuable upon the exercise of stock options vested at March 1, 2002 or vesting within 60 days thereafter.

        Had the sale of Class A common stock that is described at the bottom of page 6 occurred prior to March 1, 2002, the beneficial ownership percentage at March 1, 2002 of Class A common stock would have been 7.85%.

(13) Does not reflect the following shares that James A. Ratner disclaims beneficial ownership of: 351 shares of Class B Common Stock owned directly but held by RMSLP, 2,539,363 shares of Class B Common Stock held in trusts for which he is trustee and 311,908 shares held in trusts for which he is trust advisor, of which 1,951,311 shares are held in the Max Ratner Family Branch of RMSLP, 569,171 shares are held in the Albert Ratner Family Branch of RMSLP and 331,140 shares are held in the Ruth Miller Family Branch of RMSLP. See discussion of RMSLP on page 2.

(14) Includes 18,000 shares that were issuable upon the exercise of stock options vested at March 1, 2002 or vesting within 60 days thereafter.

(15) Ronald A. Ratner has beneficial ownership of 797,380 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Includes 67,500 shares that were issuable upon the exercise of stock options vested at March 1, 2002 or vesting within 60 days thereafter.

        Had the sale of Class A common stock that is described at the bottom of page 6 occurred prior to March 1, 2002, the beneficial ownership percentage at March 1, 2002 of Class A common stock would have been 2.77%, and the beneficial ownership percentage at March 1, 2002 of pro forma Class A common stock, assuming the Class B shares were converted, would have been 25.35%.

(16) Ronald A. Ratner's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(17) Includes 18,000 shares that were issuable upon the exercise of stock options vested at March 1, 2002 or vesting within 60 days thereafter.

(18) Brian J. Ratner has beneficial ownership of 79,717 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Mr. Ratner claims beneficial ownership of 23,400 shares held as custodian for his minor daughter and as to which he has sole power of voting and disposition. Includes 40,500 shares that were issuable upon the exercise of stock options vested at March 1, 2002 or vesting within 60 days thereafter.

        Had the sale of Class A common stock that is described at the bottom of page 6 occurred prior to March 1, 2002, the beneficial ownership percentage at March 1, 2002 of Class A common stock would have been 0.61%, and the beneficial ownership percentage at March 1, 2002 of pro forma Class A common stock, assuming the Class B shares were converted, would have been 23.71%.

(19) Brian J. Ratner's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(20) Deborah Ratner Salzberg has beneficial ownership of 149,914 shares of Class A Common Stock held in trusts for which she is trustee and has shared power of voting and disposition. Includes 21,600 shares that were issuable upon the exercise of stock options vested at March 1, 2002 or vesting within 60 days thereafter.

        Had the sale of Class A common stock that is described at the bottom of page 6 occurred prior to March 1, 2002, the beneficial ownership percentage at March 1, 2002 of Class A common stock would have been 0.10%, and the beneficial ownership percentage at March 1, 2002 of pro forma Class A common stock, assuming the Class B shares were converted, would have been 23.33%.

(21) Deborah Ratner Salzberg's beneficial ownership of these shares of Class B Common Stock reflects her status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(22) Includes 24,951 shares that were issuable upon the exercise of stock options vested at March 1, 2002 or vesting within 60 days thereafter.

(23) These shares of Class A Common Stock represent all the shares in which beneficial ownership is claimed by these persons. Shares for which beneficial ownership have been claimed by more than one person have been counted only once in this category. Includes 425,235 shares that were issuable upon the exercise of stock options vested at March 1, 2002 or vesting within 60 days thereafter.

        Had the sale of Class A common stock that is described at the bottom of page 6 occurred prior to March 1, 2002, the beneficial ownership percentage at March 1, 2002 of Class A common stock would have been 19.29%, and the beneficial ownership percentage at March 1, 2002 of pro forma Class A common stock, assuming the Class B shares were converted, would have been 37.91%.

(24) These shares of Class B Common Stock represent all the shares in which beneficial ownership is claimed by these persons. Included in this total are 10,654,395 shares of Class B Common Stock that are held by RMSLP. Shares for which beneficial ownership have been claimed by more than one person have been counted only once in this category.

(a)     Nominated for election by holders of Class A Common Stock.

(b)     Nominated for election by holders of Class B Common Stock.

(c)     Member of the Audit Committee.

(d)     Member of the Compensation Committee.

(e)     Member of the Nominating and Corporate Governance Committee.

(f)     Officer and/or director of various subsidiaries of the Company.

(g)     This officer is not a director.

(h) Does not reflect potential conversion of Class B Common Stock to Class A Common Stock.

(i) Reflects potential conversion of all Class B Common Stock held by the nominee or officer listed to Class A Common Stock. Shares of Class B Common Stock are convertible pursuant to their terms into shares of Class A Common Stock at any time on a 1 for 1 basis.

(j) This column includes, if any, Class A stock options that were exercisable on March 1, 2002 or will be exercisable within 60 days after such date.

The Company has been advised that the shares owned by RMSLP and shares owned by other Ratner, Miller and Shafran families will be voted for the approval of the election of the directors nominated. If such shares are voted for approval, then such vote will be sufficient to elect the nominees voted on by the Class B shareholders.

                             DIRECTOR COMPENSATION

Each non-employee director of the Company receives an annual retainer of $25,000, $1,000 for attending each board meeting, $1,000 for attending any board committee meeting and an additional $500 for serving as chairman for any board committee meeting. During fiscal 2001, Messrs. Cowen, Esposito, Jarrett, Ross and Stokes received $5,000, $8,000, $7,000, $5,000 and $2,000 respectively, for attending or serving as chairman for board committee meetings. In addition, Messrs. Esposito and Jarrett received $2,000 and $6,000, respectively, for attending other meetings in their capacity as a director of the Company. Directors who are also employees of the Company receive no additional compensation for service as directors.

                           PRINCIPAL SECURITY HOLDERS

The following table sets forth the security ownership as of March 1, 2002 of all other persons who beneficially own 5% or more of the Company's common stock.



                                                                 Number of Shares of Common  Stock
                                                                         Beneficially Owned
                                       ---------------------------------------------------------------------------------------------
                                                                             Combined
                                           Class A                         Class A and B                     Class B
                                            Common           Percent          Common          Percent        Common       Percent
Name and Address                          Stock (a)        of Class (a)      Stock (b)     of Class (b)       Stock       of Class
------------------------------------------------------------------------------------------------------------------------------------
Private Capital Management, Inc.        4,296,062(1)(4)      12.22%       5,130,497(1)(4)     14.26%       834,435(1)(4)     5.82%
   and Bruce S. Sherman
3003 Tamiami Trail North
Naples, FL 33940

Southeastern Asset Management, Inc.     4,890,075(2)(4)      13.91%       4,890,075(2)(4)     13.91%             -(2)(4)        -
   and Longleaf Partners Realty Fund
6410 Poplar Ave., Suite 900
Memphis, TN 38119

EQSF Advisers, Inc. and                 3,681,589(3)(4)      10.47%       3,794,189(3)(4)     10.76%       112,600(3)(4)     0.79%
   M.J. Whitman Advisers, Inc.
767 Third Avenue
New York, NY   10017

Joseph Shafran                            526,929(5)          1.50%      11,188,074(5)        24.42%    10,661,145(5)       74.35%
Paran Management Company                                       (5)                               (5)
13212 Shaker Boulevard, Suite 100
Cleveland, OH 44120

Abraham Miller                            160,030(6)          0.46%      10,814,425(6)        23.61%    10,654,395(6)       74.30%
Graffiti
3111 Carnegie Avenue
Cleveland, OH  44115

Ratner, Miller & Shafran Family         9,812,485(7)         27.68%      20,515,763(7)        44.45%    10,703,278(7)       74.65%
   Interests                                                   (7)                               (7)
Terminal Tower
50 Public Square Suite 1600
Cleveland, OH 44113

(1) Private Capital Management, Inc. (PCM), a Florida corporation, is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. PCM is deemed to be the beneficial owner of the securities in the table above because of its shared power to dispose or to direct the disposition of these securities; PCM disclaims any power to vote or to direct the voting of these securities. Bruce S. Sherman, as Chief Executive Officer of PCM, and Gregg J. Powers, as President of PCM, exercise shared dispositive and shared voting power with respect to shares held by PCM's clients and managed by PCM and may be deemed to be the beneficial owners of the 4,296,062 shares of Class A Common Stock beneficially owned by PCM. Messrs. Sherman and Powers disclaim beneficial ownership in the shares held by PCM's clients and disclaim the existence of a group.

(2) Southeastern Asset Management, Inc. (SAM), a Tennessee corporation, is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. Longleaf Partners Realty Fund (LPRF) is a series of Longleaf Partners Fund Trust, a Massachusetts business trust. All of the securities are owned legally by SAM's investment advisory clients and none are owned directly or indirectly by SAM. SAM disclaims benefiticial ownership of any of the securities. SAM has sole voting and dispositive power over 2,618,400 shares of Class A Common Stock, and shared voting power with LPRF over 2,271,675 shares of Class A Common Stock. SAM and LPRF also disclaim beneficial ownership in 1,029,300 shares of Class A Common Stock and 5,850 shares of Class B Common Stock held in accounts over which they have no voting or dispositive powers. Mr. O. Mason Hawkins, a U.S. Citizen and Chairman of the Board and Chief Executive Officer of SAM, could be deemed to be a controlling person of SAM as a result of his official positions with or ownership of SAM's voting securities. The existence of such control is expressly disclaimed. Mr. Hawkins does not own, directly or indirectly, any securities for his own account included in the table above.

(3) EQSF Advisors, Inc. (EQSF) and M. J. Whitman Advisors, Inc. (MJWA) are investment advisors registered under Section 203 of the Investment Advisers Act of 1940. Martin J. Whitman is the Chief Executive Officer and controlling person of EQSF and MJWA. EQSF has sole power of voting and disposition for 3,100,564 shares of Class A Common Stock and MJWA has sole power of voting for 550,038 shares and sole power of disposition of 581,025 shares of Class A Common Stock. Mr. Whitman disclaims beneficial ownership of all such shares.

(4) The number of shares of capital stock beneficially owned represent shares beneficially owned at December 31, 2001 as disclosed in Forms 13F and/or 13G filed by the Principal Security Holder.

(5) Joseph Shafran is the brother of Joan K. Shafran, Director. Mr. Shafran has beneficial ownership of 303,677 shares of Class A Common Stock held in a partnership in which he has shared power of voting and disposition. Mr. Shafran also has beneficial ownership of 223,252 shares of Class A Common Stock held in a trust for which he is trustee and has shared power of voting and disposition. Included in the Class B Common Stock are 6,750 shares held in a partnership in which Joseph Shafran has shared power of voting and disposition. Joseph Shafran's beneficial ownership of the remaining 10,654,395 shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP under "Election of Directors" on page 2.

        Had the sale of Class A common stock that is described at the bottom of page 6 occurred prior to March 1, 2002, the beneficial ownership percentage at March 1, 2002 of Class A common stock would have been 0.08%, and the beneficial ownership percentage at March 1, 2002 of pro forma Class A common stock, assuming the Class B shares were converted, would have been 23.33%.

(6) Abraham Miller is the son of Samuel H. Miller, Co-Chairman of the Board of Directors and Treasurer of the Company. Abraham Miller has beneficial ownership of 60,485 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 26,127 shares for which he has sole power of voting and disposition. Abraham Miller's beneficial ownership of the Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP under "Election of Directors" on page 2.

(7) The Ratner, Miller and Shafran families have an ownership interest in the Company as reflected in the table above. These securities are beneficially owned by members of these families either individually or through a series of trusts and custodianships. Of the shares of Class B Common Stock listed above, RMSLP owns 10,654,395 shares which represents 74.30% of the Class B Common Stock outstanding at March 1, 2002.

        Had the sale of Class A common stock that is described at the bottom of page 6 occurred prior to March 1, 2002, the beneficial ownership percentage at March 1, 2002 of Class A common stock would have been 23.45%, and the beneficial ownership percentage at March 1, 2002 of pro forma Class A common stock, assuming the Class B shares were converted, would have been 41.20%.

        Certain members of the Ratner, Miller and Shafran families have been nominated for election to serve on the Board of Directors of the Company. (See information regarding nominees and directors previously disclosed for further information regarding the beneficial ownership of the Company's Common Stock by these individuals).

(a) Does not reflect potential conversion of Class B Common Stock to Class A Common Stock.

(b) Reflects potential conversion of all Class B Common Stock held by the principal security holder listed to Class A Common Stock. Shares of Class B Common Stock are convertible into shares of Class A Common Stock at anytime on a 1 for 1 basis.

                      COMMITTEES OF THE BOARD OF DIRECTORS

During the last fiscal year, the Company's Board of Directors held four regular meetings.

The Audit Committee is composed of three non-employee directors: Messrs. Michael
P. Esposito, Jr. (Chairman), Scott S. Cowen and Jerry V. Jarrett. The Audit Committee recommends the firm of independent accountants to be appointed by the Board of Directors, reviews the fee structure and the scope of the annual audit, reviews the results of the annual audit, reviews reports of significant audits performed by the Company's internal auditors, reviews the adequacy of internal controls and consults with independent accountants and financial management on accounting issues, including significant changes in accounting practices. The Audit Committee meets with the independent accountants on a quarterly basis and periodically as deemed necessary. The Audit Committee held four meetings during 2001, and the Chairman had quarterly conferences with the independent accountants prior to the Company's earnings announcements in accordance with Statement on Auditing Standards No. 71.

The Compensation Committee is comprised of five non-employee directors: Messrs. Jerry V. Jarrett (Chairman), Scott S. Cowen, Michael P. Esposito, Jr., Louis Stokes and Stan Ross. The Compensation Committee reviews the compensation arrangements for senior management. Two Compensation Committee meetings were held during 2001.

The Nominating and Corporate Governance Committee is comprised of four non-employee directors: Messrs. Scott S. Cowen (Chairman), Michael P. Esposito, Jr., Jerry V. Jarrett and Louis Stokes. The Nominating and Corporate Governance Committee proposes Board of Director nominees and advises the Board on all matters concerning corporate governance, to the extent these matters are not the responsibility of other committees, assessing the Board's performance and making recommendations to the Board on the functions and duties of the committees of the Board, general Board practices and the Company's relations with its stockholders. The Nominating and Corporate Governance Committee did not meet during 2001.

Each director attended at least 75% of the meetings of the Board and those committees on which the director served, except for Stan Ross who attended 50% of the compensation committee meetings.

                             AUDIT COMMITTEE REPORT

This Report, together with the Compensation Committee Report and Performance Graph on page 17, shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information by reference and shall not otherwise be deemed filed under such Acts.

The Board of Directors of Forest City Enterprises,Inc. adopted a written Audit Committee Charter in 1999. All members of the Audit Committee are independent as defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards.

The Audit Committee has reviewed and discussed with the Company's management and PricewaterhouseCoopers LLP, the Company's independent accountants, the audited financial statements of the Company contained in the Company's Annual Report to Shareholders for the year ended January 31, 2002. The Audit Committee has also discussed with the Company's independent accountants the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees).

The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees"), and has discussed with PricewaterhouseCoopers LLP their independence. The Audit Committee has also considered whether the provision of information technology services and other non-audit services to the Company by PricewaterhouseCoopers LLP is compatible with maintaining their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2002, filed with the U.S. Securities and Exchange Commission.

Michael P. Esposito, Jr., Chairman       Scott S. Cowen         Jerry V. Jarrett

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDE PARTICIPATION

The Compensation Committee of the Board of Directors consists entirely of nonemployee Directors. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries.

                          COMPENSATION COMMITTEE REPORT

The primary role of the Compensation Committee is to develop and implement compensation policies that are consistent with and integrally linked to the accomplishments of the Company's strategic objectives.

The Company believes that shareholder value is best maximized through the increase in Earnings Before Depreciation, Amortization and Deferred Taxes, as discussed in the Management's Discussion and Analysis section of the Company's Annual Report, and the increase in the value of its real estate portfolio over time.

The Company adheres to certain principles in developing its compensation policies. Total compensation should be competitive with other companies in the real estate industry of similar size. Incentive compensation should be linked both to each individual's performance and the performance of the Company as a whole. Compensation opportunities should be structured to attract and retain those individuals that can help achieve the Company's strategic objectives and thus maximize shareholder value.

The Compensation Committee reviews and approves the development and formulation of all policies under which each form of compensation is paid or awarded to the Company's "key" officers as defined by the Committee. The salaries of the Chief Executive Officer and the five other most highly compensated officers are proposed by the Chief Executive Officer to the Committee for review and approval. The Committee then reviews and approves the compensation of the Chief Executive Officer and the five other most highly compensated executive officers. The Compensation Committee also reviews the salaries and incentives for each member of the Ratner, Miller and Shafran families identified as executive officers.

The Compensation Committee periodically utilizes nationally recognized outside experts as consultants to assist it in the performance of its duties. These consultants are asked to analyze officers salaries and compare those paid by Forest City Enterprises with comparable corporations in the real estate field. In addition, the consultants are asked to provide the committee with guidance on ranges in annual salary and incentive compensation so officers of Forest City Enterprises would be compensated on a competitive basis. The committee meets with these consultants as required and expects to continue to use their services in the future.

The Company entered into an agreement with Charles A. Ratner, President and Chief Executive Officer, effective February 1, 1997. The Agreement provides for an annual salary of $400,000. The contract was initially for a one year term and has been renewed annually. In reviewing the Chief Executive Officer's compensation, the Compensation Committee feels one of the most important indicators of performance on his part is his ability to understand and react to changing conditions affecting our industry and to adjust strategic directions and tactical plans to be responsive. Improving shareholder value and development of management succession plans also rank high on the list of performance indicators.

 Jerry V. Jarrett, Chairman        Scott S. Cowen       Michael P. Esposito, Jr.

                       Louis Stokes                     Stan Ross

                             EXECUTIVE COMPENSATION

The following table sets forth the compensation awarded to, earned by, or paid to the Company's chief executive officer and the five other most highly compensated executive officers. The stock option awards have been adjusted for the three-for-two common stock split effective November 14, 2001.

                           Summary Compensation Table



                                                                                  Long Term Compensation
                                                                                   Awards         Payouts
                                                                                   ------         -------
                                                   Annual Compensation            Securities
                                                  ---------------------           Underlying        LTIP           All Other
Name and Principal Position              Year      Salary($)         Bonus($)     Options(#)      Payouts($)    Compensation($)
----------------------------------------------------------------------------------------------------------------------------------
Charles A. Ratner,                       2001    $   400,000      $   200,000      43,200     $      -           $  119,641
     President and Chief                 2000        399,979          250,000         -          457,043            125,419
     Executive Officer                   1999        399,987          250,000      43,200            -              114,134

Albert B. Ratner, Co-Chairman            2001        475,000          150,000         -              -               85,044
     of the Board of Directors           2000        474,986            -             -              -               97,348
                                         1999        474,352            -             -              -              111,019

Samuel H. Miller, Co-Chairman            2001        425,000          150,000         -              -               11,618
     of the Board of Directors           2000        424,986            -             -              -               11,618
     and Treasurer                       1999        424,987            -             -              -               11,853

Thomas G. Smith,                         2001        340,000          182,240      21,600            -               51,792
     Executive Vice President,           2000        339,447          206,250         -          400,625             51,792
     Chief Financial Officer             1999        318,756          212,000      21,600            -               51,693
     and Secretary

James A. Ratner                          2001        350,000          175,000      27,000            -                8,516
     Executive Vice President            2000        349,505          203,125         -          397,231              8,516
                                         1999        324,986          203,125      27,000            -                8,693

Ronald A. Ratner                         2001        350,000          231,875      27,000            -                8,276
     Executive Vice President            2000        349,505          203,125        -           397,231              8,276
                                         1999        324,986          203,125      27,000            -                8,415

Amounts reported as "All Other Compensation" in 2001 include (i) accrual of annual benefits to each named executive officer's vested balance in the Company's supplemental pension plan for executives as follows: Charles A. Ratner, $10,000; Albert B. Ratner, $10,000; Samuel H. Miller, $10,000; James A. Ratner, $7,000; and Ronald A. Ratner, $7,000; (ii) accrual of an amount for Thomas G. Smith under a deferred compensation plan, $50,000; (iii) cost of group term life insurance as follows: Charles A. Ratner, $792; Albert B. Ratner, $618; Samuel H. Miller, $618; Thomas G. Smith, $792; James A. Ratner, $516 and Ronald
A. Ratner, $276; (iv) the Company's matching contribution to the 40l(k) plan of $1,000 each; (v) gross-up of Charles A. Ratner's contribution to the cost of his split-dollar life insurance policies, $27,512; and (vi) the dollar value of the benefit to the named executive officer of the interest-free use of the Company paid premiums, excluding the term insurance portion which is paid by the named executive officer, from the current year to the projected date the premiums will be refunded to the Company for split-dollar life insurance as follows: Charles
A. Ratner, $80,337; and Albert B. Ratner, $73,426.

The Company entered into employment agreements with Albert B. Ratner and Samuel
H. Miller, Co-Chairmen of the Board of Directors effective January 1, 1999 which provide for an annual salary of $475,000 and $425,000, respectively. The agreements are renewable annually. Although they do not participate in a formal bonus plan, an annual bonus may be awarded, determined on a discretionary basis.

The Company entered into employment agreements with James A. Ratner and Ronald
A. Ratner effective February 1, 2000, providing for annual salaries of $350,000 each. These agreements are renewable annually.

The employment agreements for Albert Ratner, Samuel Miller, Charles Ratner, James Ratner and Ronald Ratner provide that upon the death of such officer, the beneficiary will receive an annual death benefit for five years equal to the salary paid for the last calendar year prior to the death. The same death benefit is provided to Thomas Smith through an agreement dated May 31, 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information regarding stock options granted during fiscal 2001 to the executive officers named in the Summary Compensation Table.

                                INDIVIDUAL GRANTS

                                  Number
                                    of            % of Total                                           Grant Date
                                Securities          Options                                              Value
                                Underlying        Granted to        Exercise                             -----
                                 Options           Employees         or Base                           Grant Date
                                 Granted           in Fiscal          Price        Expiration           Present
                                 (#) (1)             Year            ($/Sh)           Date               Value $(2)
-------------------------------------------------------------------------------------------------------------------------
Charles A. Ratner                 43,200             6.9%           $28.533         3/8/11         $    578,966
Albert B. Ratner                    -                  -                -              -                   -
Samuel H. Miller                    -                  -                -              -                   -
Thomas G. Smith                   21,600             3.5%            28.533         3/8/11              289,483
James A. Ratner                   27,000             4.3%            28.533         3/8/11              361,854
Ronald A. Ratner                  27,000             4.3%            28.533         3/8/11              361,854


(1) On March 8, 2001, fixed stock options to purchase Class A Common Stock were granted under the 1994 Stock Option Plan ("Plan"). The options have a term of 10 years and vest as follows: 25% after two years, 50% after three years and 100% after four years from date of grant. The exercise price is equal to the fair market value on the date of grant. Fair market value is defined as the price per share at the close of business on the trading date immediately preceding the date the stock option grant is awarded. Under the Plan, the awards may be incentive stock options or non-qualified stock options. All the options granted in the above table were non-qualified stock options, except for Thomas G. Smith, who was granted 7,008 incentive stock options and 14,592 non-qualified stock options.

(2) The options were valued at $13.40 each using the Black-Scholes option-pricing model using the following assumptions: expected volatility of 34.2%, based on closing prices of Class A Common Stock for 97 months prior to grant; risk-free rate of return of 4.9%; dividend yield of .7%, based on return of U.S. Government notes and bonds; expected life of 8.7 years and turnover of 3.7%.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES
                 -----------------------------------------------

The following Table shows stock options exercised during fiscal 2001 by the named executive officers and the value of their unexercised stock options to purchase Class A Common Stock held at January 31, 2002.


                                                                       Number of
                                                                      Securities                   Value of
                                                                      Underlying                 Unexercised
                                                                     Unexercised                 In-the-Money
                                                                      Options at                  Options at
                            Shares                                    FY-End (#)                  FY-End ($)
                         Acquired on              Value              Exercisable/                 Exercisable/
          Name           Exercise (#)           Realized ($)        Unexercisable                Unexercisable
------------------------------------------------------------------------------------------------------------------
Charles A. Ratner             -                       -              79,056/93,744        $ 2,093,694/$1,668,464
Albert B. Ratner              -                       -                     -                         -
Samuel H. Miller              -                       -                     -                         -
Thomas G. Smith            13,524                 $ 286,740          15,654/46,871        $     422,756/$834,207
James A. Ratner               -                       -              49,410/58,590        $ 1,308,559/$1,042,790
Ronald A. Ratner              -                       -              49,410/58,590        $ 1,308,559/$1,042,790


The last closing price of the Company's Class A Common Stock for the fiscal year ended January 31, 2002 was $39.78 per share.

                                PERFORMANCE GRAPH


The following graph shows a comparison of five-year cumulative total return of Forest City Enterprises, Inc. Class A Common Stock (FCEA), Forest City Enterprises, Inc. Class B Common Stock (FCEB), Standard & Poor's 500 Stock Index (S&P 500) and the Dow Jones Real Estate Investment Index. The cumulative total return is based on a $100 investment on January 31, 1997 and the subsequent change in market prices of the securities at each respective fiscal year end. It also assumes that dividends were reinvested quarterly.

                                             Jan-97    Jan-98   Jan-99  Jan-00  Jan-01  Jan-02
  Forest City Enterprises Inc. - Class A     $ 100     $ 131    $ 125   $ 129   $ 208   $ 300
  Forest City Enterprises Inc. - Class B     $ 100     $ 133    $ 126   $ 152   $ 212   $ 302
  S&P 500                                    $ 100     $ 127    $ 168   $ 186   $ 184   $ 154
  Dow Jones U.S. Real Estate Index           $ 100     $ 118    $  91   $  88   $ 113   $ 126

                      TRANSACTIONS WITH AFFILIATED PERSONS

The Company paid approximately $163,000 as total compensation during 2001 to RMS Investment Corp. (RMSIC), a company engaged in property management and leasing, controlled by the four children of Charles A. Ratner (the President, Chief Executive Officer and a Director of the Company), the two children of James Ratner (an Executive Vice President and a Director of the Company), the two children of Ronald Ratner (an Executive Vice President and a Director of the Company), Deborah Ratner Salzberg (Vice President - Forest City Residential Group, Inc. and a Director of the Company), Brian J. Ratner (Executive Vice President - East Coast Development and a Director of the Company), the four children of Ruth Miller (deceased sister of Albert Ratner) and Samuel H. Miller (a Co-Chairman of the Company's Board of Directors) and Samuel H. Miller as Trustee. RMSIC manages and provides leasing services to two of the Company's Cleveland-area specialty retail shopping centers, Golden Gate (362,000 square feet) and Midtown (258,000 square feet). The rate of compensation for such services is 4% of all tenant rentals, plus a lease fee of 2% to 3%. Management believes these fees are comparable to that which other management companies would charge.

Under the Company's current policy, no director, officer or employee, including members of the Ratner, Miller or Shafran families, is allowed to invest in a competing real estate opportunity without first obtaining approval of the Company's Conflict of Interest Committee. However, the Company currently does not have non-compete agreements with any of its directors, officers and employees and, upon leaving the Company, any director, officer or employee could compete with the Company. An exception to the Company's conflict-of-interest policy permits those of the principal shareholders who are officers or employees of the Company to own, alone or in conjunction with others, certain commercial, industrial and residential properties which may be developed, expanded, operated and sold independently of the business of the Company. The ownership of these properties by these principal shareholders makes it possible that conflicts of interest may arise between them and the Company. Although no such conflicts are anticipated, areas of possible conflict may be in the development or expansion of properties which may compete with the Company or the solicitation of tenants for the use of such properties. The Company was informed by these principal shareholders in 1960 that, except for these properties, they would in the future engage in all business activities of the type conducted by the Company only through and on behalf of the Company as long as they were employed by the Company. This would not preclude them from making personal investments in real estate on which buildings and improvements have been completed prior to such investments.

The Company entered into a registration rights agreement, dated as of March 12, 2002, with one limited liability partnership and twenty-three trusts that were established by some of its executive officers and/or directors and other members of the Ratner, Miller and Shafran families on behalf of some of the members of their families. Under the terms of the registration rights agreement, we agreed to file a registration statement to permit the resale of up to $60 million of shares of Class A Common Stock held by these parties. In early April 2002, these parties sold a total of 1,500,000 shares of Class A Common Stock in a public offering pursuant to the registration statement that we filed on their behalf.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING/COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who are beneficial owners of more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Reporting Persons are required by regulations of the Securities and Exchange Commission to furnish the Company's Corporate Secretary with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Section 16(a) forms received by it, or written representations from Reporting Persons that no Forms 5 were required for those persons, the Company believes that during 2001 all filing requirements applicable to Reporting Persons were complied, except that a Form 4 for Edward Pelavin, President of Forest City Capital Corporation, a subsidiary of the Company, was filed following the reporting date, due to a miscommunication.

                      RATIFICATION OF INDEPENDENT AUDITORS

The Board of Directors recommends the ratification of PricewaterhouseCoopers LLP, Certified Public Accountants, by the shareholders at the annual meeting as the Company's independent auditors for the fiscal year ending January 31, 2003.

PricewaterhouseCoopers LLP has indicated that a representative of PricewaterhouseCoopers LLP will attend the annual meeting to respond to appropriate questions from shareholders. Their representative will also have the opportunity to make a statement at the meeting.

The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Class A Common Stock and Class B Common Stock of the Company present or represented at the meeting is required for the ratification of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ended January 31, 2003. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal. If such shares are voted for approval, the vote will be sufficient to approve such proposal.

                                   AUDIT FEES

Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") in connection with its audit of the Company's consolidated financial statements as of and for the year ended January 31, 2002 and its limited reviews of the Company's unaudited condensed consolidated interim financial statements included in the Company's Form 10-Q filings during the fiscal year were $898,000.

              FINANCIAL INFORMATION DESIGN AND IMPLEMENTATION FEES

During the year ended January 31, 2002, PricewaterhouseCoopers rendered no professional services to the Company in connection with the design and implementation of financial information systems

                                 ALL OTHER FEES

In addition to the fees described above, aggregate fees of $1,594,000 have been or will be billed by PricewaterhouseCoopers for services rendered during the year ended January 31, 2002, primarily for the following professional services:

    Audit-related services (a)                    $1,302,000

    Other (b)                                     $  292,000

(a) Audit related fees include fees for issuance of consents and comfort letters, audits of the Company's employee benefit plans and the related financial statements, and reports for approximately 175 separate financial statements and other reports for individual partnerships and joint ventures, which are statutory requirements or are required to be issued annually under these entities' respective loan agreements.

(b) Other fees include fees for consulting, performance of agreed upon procedures and an Information Technology security study. Approximately $210,000 of the consulting fees relate to services rendered during the previous fiscal year.

                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

Any shareholder proposals intended to be presented at the Company's 2003 annual meeting of shareholders must be received by the Company at the address below on or before December 27, 2002 for inclusion in the Company's proxy statement and form of proxy relating to the 2003 annual meeting of shareholders.

                                 OTHER BUSINESS

It is not anticipated that matters other than those described in this Proxy Statement will be brought before the meeting for action, but if any other matters properly come before the meeting of which the Company did not receive notice prior to March 13, 2002, or that applicable laws otherwise permit proxies to vote on a discretionary basis, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.

Upon the receipt of a written request from any stockholder entitled to vote at the forthcoming annual meeting, the Company will mail, at no charge to the stockholder, a copy of the Company's annual report on Form 10-K including the financial statements and schedules and excluding exhibits required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's Common Stock must set forth a good faith representation that, as of the record date for the annual meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting.


Written requests for such report should be directed to :


                                Thomas T. Kmiecik
                               Assistant Treasurer
                          Forest City Enterprises, Inc.
                                 Terminal Tower
                           50 Public Square Suite 1100
                              Cleveland, Ohio 44113
                             tom_kmiecik@fceinc.com

                      COST AND METHOD OF PROXY SOLICITATION


METHODS. You may vote in person at the Annual Meeting or by proxy. This year you have three ways to vote by proxy.

         1.  Connect to the Website on the internet at http://www.votefast.com;
         2.  Call 1-800-542-1160; or
         3. Sign and date the enclosed proxy and return it in the accompanying envelope.

         Complete instructions for using these convenient services for voting your proxy are set forth on the proxy card accompanying this proxy statement. The new internet and telephone services authenticate stockholders by use of a control number. Please be advised that if you choose to vote via the internet or the telephone, you do not need to return the proxy card.

RIGHTS. In the event you vote and subsequently change your mind on a matter, you may revoke your proxy prior to the close of voting at the Annual Meeting. You have five ways to revoke your proxy:

         1. Connect to the Website previously listed by 11:59 p.m. on June 10, 2002;

         2.  Call the 800 number previously listed by 11:59 p.m. on June
             10, 2002;

         3.  Receipt of a later dated proxy;

         4.  Receipt by the Forest City Secretary of a written revocation; or

         5.  Vote in person at the Annual Meeting.

The cost of solicitation will be paid by the Company. In addition to solicitation by mail, arrangements may be made with brokers and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and the Company may reimburse them for their expense in so doing. Officers and other regular employees of the Company may, if necessary, request the return of proxies by telephone, telegram or in person.


          By order of the Board of Directors.

          /s/Thomas G. Smith, Secretary



Cleveland, Ohio
April 30, 2002















                                                                  A












                                                           - DETACH HERE -
-----------------------------------------------------------------------------------------------------------------------------------
                                                 FOREST CITY ENTERPRISES, INC. CLASS A

                                         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                           THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints ALBERT B. RATNER and SAMUEL H. MILLER, and each of them, with full power of substitution, as proxies for the undersigned to attend the annual meeting of shareholders of Forest City Enterprises, Inc. to be held in the 6th Floor
Ballroom of the Ritz-Carlton Hotel, Tower City Center, 1515 West Third Street, Cleveland, Ohio 44113, on June 11, 2002 at 2:00 p.m.,
Eastern Standard Time, and at any adjournment thereof, to vote and act with respect to all shares of Class A Common Stock of the
Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

      (1)   The election of four (4) directors, each to hold office until the next annual shareholders' meeting and until his or her successor shall be elected and qualified.

            Nominees:   (01) Michael P. Esposito, Jr.  (02) Joan K. Shafran   (03) Louis Stokes   (04) Stan Ross

      (2)   The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending
            January 31, 2003.

      (3)   In their discretion, to vote upon such other business as may properly come before the meeting.

PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN
ACCORDANCE WITH YOUR INSTRUCTIONS, OR, IF YOU GIVE NO INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

                                            (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)


                                                                               ----------------------------------------------------
                                                                                                   VOTE BY TELEPHONE
                                                                               ----------------------------------------------------

                                                                                Have your proxy card available when you call the
                                                                                TOLL-FREE NUMBER 1-800-542-1160 using a touch-tone
                                                                                telephone. You will be prompted to enter your
                                                                                Control Number. Please follow the simple prompts
                                                                                that will be presented to you to record your vote.

                                                                               ----------------------------------------------------
                                                                                                    VOTE BY INTERNET
                                                                               ----------------------------------------------------

                                                                                Have your proxy card available when you access the
                                                                                website http://www.votefast.com. You will be
                                                                                prompted to enter your Control Number. Please follow
                                                                                the simple prompts that will be presented to you to
                                                                                record your vote.

                                                                               ----------------------------------------------------
                                                                                                     VOTE BY MAIL
                                                                               ----------------------------------------------------
                                                                                Please mark, sign and date your proxy card and
                                                                                return it in the POSTAGE-PAID ENVELOPE provided or
                                                                                return it to: Stock Transfer Dept. (FCE), National
                                                                                City Bank, P.O. Box 92301, Cleveland, OH 44193-0900.



   --------------------------------           -------------------------------             -------------------------------
           VOTE BY TELEPHONE                           VOTE BY INTERNET                             VOTE BY MAIL
         Call TOLL-FREE using a                     Access the WEBSITE and                       Return your proxy
           touch-tone phone:                           cast your vote:                          in the POSTAGE-PAID
             1-800-542-1160                        http://www.votefast.com                       envelope provided.
   --------------------------------           -------------------------------             -------------------------------

                                                  VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
                          YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN STANDARD TIME
                                ON MONDAY, JUNE 10, 2002 IN ORDER TO BE COUNTED IN THE FINAL TABULATION.
                              IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.

                =======================================================================================
   A               YOUR CONTROL NUMBER IS:                                                                          A
                =======================================================================================

                                                           - DETACH HERE -
-----------------------------------------------------------------------------------------------------------------------------------
                                                    (Continued from the other side)



                                      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

(1)      The election of four (4) directors, each to hold office until the next annual shareholders' meeting and until his or her
         successor shall be elected and qualified. - Nominees:   (01) Michael P. Esposito, Jr.   (02) Joan K. Shafran
         (03) Louis  Stokes   (04)  Stan Ross

         [ ]   FOR,  except vote withheld from the following nominee(s):        [ ]  WITHHELD


         ------------------------------------------------------------------------------------------------------------------------
(2)      The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending
         January 31, 2003.

         [ ]   FOR                        [ ]   AGAINST                         [ ]  ABSTAIN
         [ ]   CHANGE OF ADDRESS (BELOW)

                                                                                DATED:                                      , 2002
                                                                                       ------------------------------------

                                                                                --------------------------------------------------

                                                                                --------------------------------------------------



                                                                                SIGNATURE(S)
                                                                                NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.
                                                                                JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS
                                                                                ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                                                                GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.




                                                                     B













                                                           - DETACH HERE -
-----------------------------------------------------------------------------------------------------------------------------------
                                                   FOREST CITY ENTERPRISES, INC. CLASS B

                                          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                            THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints ALBERT B. RATNER and SAMUEL H. MILLER, and each of them, with full power of substitution, as proxies for the undersigned to attend the annual meeting of shareholders of Forest City Enterprises, Inc. to be held in the 6th Floor
Ballroom of the Ritz-Carlton Hotel, Tower City Center, 1515 West Third Street, Cleveland, Ohio 44113, on June 11, 2002 at 2:00 p.m.,
Eastern Standard Time, and at any adjournment thereof, to vote and act with respect to all shares of Class B Common Stock of the
Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

   (1) The election of nine (9) directors, each to hold office until the next annual shareholders' meeting and until his or her successor shall be elected and qualified.

       Nominees: (01) Albert B. Ratner  (02) Samuel H. Miller  (03) Charles A. Ratner  (04) James A. Ratner  (05) Jerry V. Jarrett
                 (06) Ronald A. Ratner  (07) Scott S. Cowen    (08) Brian J. Ratner    (09) Deborah Ratner Salzberg

   (2) The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending
       January 31, 2003.

   (3) In their discretion, to vote upon such other business as may properly come before the meeting.

PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN
ACCORDANCE WITH YOUR INSTRUCTIONS, OR, IF YOU GIVE NO INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

                                               (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)




                                                                               ----------------------------------------------------
                                                                                                    VOTE BY TELEPHONE
                                                                               ----------------------------------------------------

                                                                                Have your proxy card available when you call the
                                                                                TOLL-FREE NUMBER 1-800-542-1160 using a touch-tone
                                                                                telephone. You will be prompted to enter your
                                                                                Control Number. Please follow the simple prompts
                                                                                that will be presented to you to record your vote.

                                                                               ----------------------------------------------------
                                                                                                     VOTE BY INTERNET
                                                                               ----------------------------------------------------

                                                                                Have your proxy card available when you access the
                                                                                website http://www.votefast.com. You will be
                                                                                prompted to enter your Control Number. Please follo
                                                                                the simple prompts that will be presented to you to
                                                                                record your vote.

                                                                               ----------------------------------------------------
                                                                                                    VOTE BY MAIL
                                                                               ----------------------------------------------------

                                                                                Please mark, sign and date your proxy card and
                                                                                return it in the POSTAGE-PAID ENVELOPE provided or
                                                                                return it to: Stock Transfer Dept. (FCE), National
                                                                                City Bank, P.O. Box 92301, Cleveland, OH 44193-0900


   --------------------------------           -------------------------------             -------------------------------
          VOTE BY TELEPHONE                           VOTE BY INTERNET                              VOTE BY MAIL
        Call TOLL-FREE using a                     Access the WEBSITE and                        Return your proxy
          touch-tone phone:                           cast your vote:                           in the POSTAGE-PAID
            1-800-542-1160                        http://www.votefast.com                        envelope provided.
   --------------------------------           -------------------------------             -------------------------------

                                                    VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
                           YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN STANDARD TIME
                                 ON MONDAY, JUNE 10, 2002 IN ORDER TO BE COUNTED IN THE FINAL TABULATION.
                               IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.


                =======================================================================================
        B         YOUR CONTROL NUMBER IS:                                                                       B
                =======================================================================================

                                                           - DETACH HERE -
------------------------------------------------------------------------------------------------------------------------------------

                                                      (Continued from the other side)

                                        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

(1) The election of nine (9) directors, each to hold office until the next annual shareholders' meeting and until his or her successor shall be elected and qualified.

    Nominees: (01) Albert B. Ratner  (02) Samuel H. Miller  (03) Charles A. Ratner  (04) James A. Ratner      (05) Jerry V. Jarrett
              (06) Ronald A. Ratner  (07) Scott S. Cowen    (08) Brian J. Ratner    (09) Deborah Ratner Salzberg

    [ ] FOR, except vote withheld from the following nominee(s):             [ ] WITHHELD


          ---------------------------------------------------------------------------------------------------------------
(2) The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending
    January 31, 2003.

    [ ]  FOR                           [ ]     AGAINST                       [ ]  ABSTAIN
    [ ]  CHANGE OF ADDRESS (BELOW)

                                                                                DATED:                                      , 2002
                                                                                       ------------------------------------

                                                                                ---------------------------------------------------

                                                                                ---------------------------------------------------
                                                                                SIGNATURE(S)
                                                                                NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.
                                                                                JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS
                                                                                ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                                                                GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
